Exhibit 10.5

                    AMENDMENT TO PURCHASE AND SALE CONTRACT
                               (WENDOVER I & II)
     This Amendment To Purchase and Sale Contract (this "Amendment") is entered into as of the 2nd day of August, 1999, by and between DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership, and DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership (collectively, "Seller"), and SB ORCHARD, LLC, a Colorado limited liability company ("Purchaser"), and WENGREEN, LLC, a Delaware limited liability company ("Assignee") with respect an escrow established with Fidelity National Title Insurance Company.
     Reference is made to that certain Purchase and Sale Contract dated as of
May 20, 1999 between Purchaser and Seller (the "Contract").   Capitalized terms
not otherwise defined herein shall have the meanings ascribed to them in the Contract.
     Purchaser and Seller desire to amend the Contract pursuant to the terms set forth below.
     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Contract is hereby amended as follows:
     1. WAIVER OF CONTINGENCIES OTHER THAN TITLE AND SURVEY/DEPOSIT NON-REFUNDABLE. Purchaser hereby rescinds its notice of termination dated as of July 12, 1999. Purchaser hereby agrees and acknowledges that other than the title and survey contingency described below, all of the contingencies relating to the Feasibility Period have been satisfied or waived. Seller and Purchaser agree that Purchaser shall have until August 10, 1999 to satisfy its due diligence relating to the title and survey. Purchaser acknowledges that at 5:00 p.m., Pacific Daylight Savings Time on August 10, 1999, the Feasibility Period shall expire and unless Purchaser exercises its right to terminate this Agreement on or before said date and time, the Deposit shall become non-refundable to Purchaser (subject to Seller performing under the terms of the Contract, and the other applicable express provisions set forth in the Contract).
     2. PURCHASE PRICE. For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchase Price is hereby reduced by the sum of $530,400 from $7,000,000 to $6,469,600. As between the parties comprising Seller, the Purchase Price shall be allocated as follows:
Purchase Price for Wendover I is $2,809,600 and Purchase Price for Wendover II is $3,660,000.
     3. CLOSING DATE. The Closing Date shall occur on August 27, 1999 (subject to Seller's right to extend the Closing Date for an additional 30 day period as expressly set forth under the Contract).
     4. ASSIGNMENT BY PURCHASER. Purchaser hereby nominates Wengreen, LLC, a Delaware limited liability company ("Assignee"), as Purchaser under the
Contract.   Purchaser hereby assigns to Assignee Purchaser's interests under the
Contract, and Assignee hereby agrees to assume all of Purchaser's obligations and liabilities under the Contract. Seller hereby agrees to the foregoing nomination, assignment and assumption on the condition that Purchaser shall not be released from its liability and obligations under the Contract in the event of a breach of the Contract by Assignee.
     5. TENANT ESTOPPEL FORM. The Tenant Estoppel Certificate form attached to the Contract as Exhibit 9.1.5 is hereby deleted and the form attached hereto as "Revised Exhibit 9.1.5." is substituted in its place.
     6. COUNTERPARTS. This Amendment may be executed in counterparts, each of which when compiled together shall constitute one and the same original.
     All other terms and conditions of the Contract remain unmodified and in full force and effect.
     IN WITNESS WHEREOF, Seller, Purchaser and Assignee have entered into this Amendment as of the date written above.
     "SELLER"

          DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:____________________________
     Its _____________________________

          DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES II LIMITED PARTNERSHIP, a New York limited partnership [SEAL]
By:  DBL Properties Corporation, a New York corporation, Its General Partner
[Corporate Seal]                        By:____________________________
     Its _____________________________



[signatures continue on following page]

"PURCHASER"
          SB ORCHARD, LLC, a Colorado limited liability company [SEAL]
          By:  Tymar, LLC, a California limited
               liability company [SEAL]
               By:  ____________________[SEAL]
                      Sam Rosenwald,
                      Its _________________
"ASSIGNEE"
WENGREEN, LLC, a Delaware limited liability company
By:  BRG Properties, LLC, a Delaware limited liability company

     By:
          Sam Rosenwald, Its Manager

                             REVISED EXHIBIT 9.1.5.
                                TENANT ESTOPPEL
                             ________________, 1999

GMAC Commercial Mortgage Corporation
650 Dresher Road
Horsham, PA 19044-8015
          Re:  Lease between ___________________________________, as Landlord or its assignees ("Landlord"), and ______________________________ as
          Tenant ("Tenant"), dated _____________, 19__ for approximately ______________ square feet of space in [name, city, state of project]
          ____________________
          ______________________________________________________________ (the
          "Project") as amended by the following amendments [list; if none, say None"]: ___


                     (the "Lease")
Ladies and Gentlemen:
     Tenant understands that GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender"), intends to make a loan to _________________ ("Borrower") to be secured by the Project. Tenant presently leases premises within the Project pursuant to the Lease, and, in connection with the foregoing, Tenant does hereby certify to Borrower and Lender as follows:
i. Attached hereto as Exhibit "A" is a true, complete and accurate copy of the Lease and all amendments and modifications thereto.
ii. The Lease is in full force and effect; there are no amendments or modifications of any kind to the Lease except as referenced above, there are no other promises, agreements, understandings, or commitments between Landlord and Tenant relating to the premises leased under the Lease; and Tenant has not given Landlord any notice of termination under the Lease;
iii. There has not been and is now no subletting of the leased premises, or any part thereof, or assignment by Tenant of the Lease, or any rights therein, to any party;
iv. A security deposit in the amount of $_________ has been given by Tenant under the terms of, or with respect to, the Lease;
v. No uncured default, event of default, or breach by Landlord exists under the Lease, no facts or circumstances exist that, with the passage of time or the giving of notice, or both, will or could constitute a default, event of default, or breach under the Lease. Tenant has made no claim against Landlord alleging Landlord's default under the Lease;
vi. Tenant is in full and complete possession of its leased premises in the Project and has accepted its leased premises in the Project, including any work of Landlord performed thereon pursuant to the terms and provisions of the Lease, and all common areas of the Project (including, without limitation, parking areas, sidewalks, access ways and landscaping) are in compliance with the Lease and are satisfactory for Tenant's purposes;
vii. Tenant is obligated to pay rent to Landlord at the rate set forth in the Lease. Tenant is current with respect to, and is paying the full rent and other charges stipulated in the Lease (including, without limitation, common areas maintenance charges) with no offsets, deductions, defenses or claims; and Tenant has not prepaid any rent or other amounts to Landlord other than rent and other charges due and payable in the calendar month of this certification. None of the rent which Tenant is required to pay under the Lease has been prepaid more than (1) month in advance and Tenant agrees not to pay rent more than one (1) month in advance unless otherwise specified in the Lease. Tenant agrees that upon notification by Lender in writing that rental payments are to be made to Lender because of a default under the Loan, Tenant will cease making rental payments to Landlord, or its successors and assigns, and will begin making such rental payments directly to Lender as required by the terms of Landlord's collateral assignment of the Lease to Lender.
viii. Tenant is not entitled to any concession or rebate of rent or other charges from time to time due and payable under the Lease, and there are no unpaid or unreimbursed construction allowances or other offsets due Tenant under the Lease;
ix. The current monthly estimated "common area maintenance" charge paid by Tenant under the Lease is $__________;
x. The current monthly estimated charge for taxes paid by Tenant under the Lease is $__________;
xi. The current monthly estimated charge for insurance paid by Tenant under the Lease is $__________;
xii. The monthly base rent under the Lease is $__________ and has been paid by Tenant through __________, 19__;
xiii. Tenant acknowledges that the initial term of the Lease commenced on _________, 19__, and shall expire on __________, 19__, unless sooner terminated in accordance with the terms of the Lease. Tenant has no option to renew or extend the lease term, except as follows (if none, so state):
     ________________________________________________________________
     ________________________________________________________________
     ________________________________________________________________;
xiv. The undersigned representative of Tenant is duly authorized and fully qualified to execute this instrument on behalf of Tenant thereby binding Tenant;
xv. Tenant has no option or right to purchase the property of which the demised premises are a part, or any part thereof; and
xvi. Tenant acknowledges and agrees that Landlord and Lender shall be entitled to rely on Tenant's certifications set forth herein. Tenant hereby further agrees for a period of thirty (30) days from the date hereof to notify Landlord and Lender in writing at the address set forth above of any changes in the truth and accuracy of any of the certifications contained herein promptly upon Tenant's learning of each such change.
     IN WITNESS WHEREOF, Tenant has executed this instrument this ____ day of __________, 19__.
          TENANT:

          By:
          Title:



                          GUARANTOR'S ACKNOWLEDGEMENT
     The undersigned, _____________________________ ("Guarantor"), (i)
acknowledges and agrees that the documents attached hereto as Exhibit B constitute a complete and accurate copy of Guarantor's Guaranty of the Lease (the "Guaranty") and that the Guaranty is in full force and effect and is enforceable in accordance with its terms, with no offset, deduction, defense or claim by Guarantor and (ii) certifies that the certifications of Tenant herein are true and correct.

          GUARANTOR:

          By:
          Title:

                                   EXHIBIT A
                                     LEASE

                                   EXHIBIT B
                                    GUARANTY